BOYAR VALUE FUND, Inc. (the “Fund”)

Ticker: BOYAX

Supplement Dated December 12, 2018 to the Prospectus Dated May 1, 2018 (the “Prospectus”)

Reference is made to the sub-heading entitled “PORTFOLIO MANAGER” located on page 4 of the Prospectus. The sentence in this section is deleted in its entirety and replaced with the following:

Portfolio Managers:

Mark A Boyar and Jonathan I. Boyar serve as the Fund’s co-portfolio managers. Mark A Boyar, Chief Investment Officer of the Fund, has served as a portfolio manager of the Fund since the inception of the Fund. Jonathan I. Boyar has served as a portfolio manager of the Fund since November 13, 2018.

Reference is made to the sub-heading entitled “PORTFOLIO MANAGER” located on page 9 of the Prospectus. The three paragraphs in this section are deleted in their entirety and replaced with the following:

Portfolio Managers

Mark A. Boyar, a Portfolio Manager of the Fund, has served in that capacity since the inception of the Fund. As a Portfolio Manager, Mr. Mark Boyar is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Jonathan Boyar. Mr. Mark Boyar has also been the President of the Adviser since 1983. Mr. Mark Boyar is Chairman of Boyar’s Intrinsic Value Research which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

Jonathan I. Boyar, a Portfolio Manager of the Fund since November 13, 2018, is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Mark Boyar. Mr. Jonathan Boyar is President of Boyar’s Intrinsic Value Research LLC which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

The Fund’s Statement of Additional Information provides additional information about Mr. Mark Boyar’s and Mr. Jonathan Boyar’s compensation, management of other accounts and ownership of Fund shares.

Investors in the Fund can generally expect the Fund to hold the securities of many of the companies featured in Asset Analysis Focus.

Please retain this supplement for future reference.

BOYAR VALUE FUND, Inc. (the “Fund”)

Ticker: BOYAX

Supplement Dated December 12, 2018 to the Statement of Additional Information

Dated May 1, 2018 (the “SAI”)

Reference is made to the section entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER” beginning on page 13 of the SAI. The information contained in this section is deleted in its entirety and replaced with the following:

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS THE PORTFOLIO MANAGERS ARE MANAGING. The table below indicates for the portfolio managers of the Fund information about the accounts over which the portfolio managers have day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 13, 2018. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Name	Other Accounts Managed by the Portfolio Managers
Mark A. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 2 entities with total assets of approximately $22.6 million

Other Accounts: approximately 103 accounts with total assets of approximately $160.4 million

Jonathan I. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 1 entity with total assets of approximately $3.3 million

Other Accounts: approximately 14 accounts with total assets of approximately $6.7 million

An affiliate of the Adviser receives a performance-based fee from the one pooled investment vehicle noted in the above table.

CONFLICTS OF INTERESTS OF THE PORTFOLIO MANAGERS. When a portfolio manager is responsible for the management of more than one account, the potential arises for a portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Fund and the Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of the Adviser over time.

- A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives. However, not all clients of the Adviser will at all times participate in all such investment opportunities due to a number of reasons, including, without limitation, available cash for investment, diversification, size limits, minimum size requirements and different investment guidelines.

- A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, a portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client. Trades for clients of the Adviser that direct brokerage are not bunched and may receive different execution prices than other clients of the Adviser.

- A portfolio manager may favor an account if a portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by a portfolio manager. If, for example, a portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, a portfolio manager will have a financial incentive to seek to have the accounts that determine a portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, a portfolio manager may favor that account, whether or not the performance of that account directly determines a portfolio manager's compensation. The Adviser's trade allocation policies are intended to address this conflict of interest.

- A portfolio manager may favor an account if a portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if a portfolio manager held an interest in an investment partnership that was one of the accounts managed by a portfolio manager, a portfolio manager would have an economic incentive to favor the account in which a portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts. If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that a portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF THE PORTFOLIO MANAGERS. As the president, chief executive officer and principal owner of the Adviser, Mr. Mark Boyar, a portfolio manager of the Fund, does not receive a salary or bonus from the Adviser. Rather, Mr. Mark Boyar is entitled to the net profits of the Adviser after paying all the Adviser’s expenses, including, without limitation, compensation to its employees. As such, Mr. Mark Boyar’s compensation from the Adviser is based upon the profitability of the Adviser. Mr. Mark Boyar participates in the Adviser’s benefit plans on terms that are generally offered to all the Adviser’s employees. In addition, as an indirect owner of the Manager, Mr. Mark Boyar receives a portion of the profits of the Manager. Mr. Mark Boyar does not receive any other compensation from the Manager.

Mr. Jonathan Boyar’s salary and bonus are paid in cash. His base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of Mr. Jonathan Boyar’s base salary. The profitability of the Adviser and the investment performance of the accounts that Mr. Jonathan Boyar is responsible for managing are factors in determining his overall compensation. The level of his bonus compensation may be influenced by the relative performance of the accounts managed by him and the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary, and the Adviser does not employ formulas with respect to either of these factors to compute Mr. Jonathan Boyar’s bonus. There are no differences in Mr. Jonathan Boyar’s compensation structure for managing mutual funds or other accounts.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS. As of November 13, 2018, Mr. Mark Boyar does not directly own any shares of the Fund. However, Mr. Mark Boyar’s wife beneficially owns shares of the Fund worth between $100,001-$500,000. In accordance with SEC rules, Mr. Mark Boyar may be deemed to be the beneficial owner of a portion of such shares. Mr. Jonathan Boyar, his wife and children own shares worth between $100,001-$500,000.

Please retain this supplement for future reference.